SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                          SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): July 27, 2001


                                  MERISEL, INC.
                 (Exact Name of Registrant as Specified in Charter)

         Delaware                 0-17156                  95-4172359
(State or Other Jurisdiction   (Commission File       (I.R.S. Employer
       of Incorporation)            Number)            Identification No.)


              200 Continental Boulevard, El Segundo, California 90245-0948
                    (Address of Principal Executive Offices) (Zip Code)

                                 (310) 615-3080
              (Registrant's Telephone Number, Including Area Code)


                                 Not applicable
        (Registrant's Name or Former Address, if Changed Since Last Report)

Item 2.  Acquisition or Disposition of Assets.
         ------------------------------------

                  Effective July 28, 2001, Merisel, Inc. (the "Company") completed the sale of the outstanding capital stock of its wholly owned subsidiary Merisel Canada Inc. ("Merisel Canada") to Synnex Information Technologies, Inc. ("Synnex") pursuant to a Stock Sale Agreement, dated as of July 2, 2001 (the "Stock Sale Agreement"), entered into between the Company, Merisel Americas, Inc. ("Americas") and Synnex. The Stock Sale Agreement provided for a purchase price of CDN$30.0 million, subject to adjustments based on changes in working capital reflected on Merisel Canada's closing balance sheet. The preliminary purchase price was approximately CDN$30.0 million, or US$19.6 million, of which approximately US$2.0 million was deposited in an escrow account pending completion of the closing balance sheet and resolution of indemnification claims made during the 12 months after closing. In addition, the Company is entitled to any amounts collected by Merisel Canada under credit insurance policies with respect to any period prior to the closing. Based on the preliminary purchase price, the Company expects to realize a loss of approximately $29.4 million from the sale of Merisel Canada. The final purchase price will be adjusted based on the actual balance sheet as of the closing date determined within 60 days of closing. These adjustments are not expected to be material.

                  In connection with the transaction, the Company, Americas, Merisel Canada and Synnex have entered into a transition services agreement pursuant to which Americas will provide information technology services to Merisel Canada for an initial term of six months that may be terminated at the option of Synnex at any time with twenty days prior written notice.

                  The Stock Sale Agreement, which was previously filed, is incorporated by reference into this Item 2.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         ------------------------------------------------------------------


     (a)    Financial Statements of Business Acquired.

            Not Applicable

     (b)    Pro Forma Financial Information

            The following unaudited pro forma financial statements are filed with this report:

  Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2001.....Page 4
  Pro Forma Condensed Consolidated Statements of Operations:
       Three Months Ended March 31, 2001................................. Page 5
       Year Ended December 31, 2000.....................................  Page 6

  Notes to Unaudited Pro Forma Condensed Consolidated
     Financial Statements............................................   Page 7-8

            The unaudited Pro Forma Condensed Consolidated Balance Sheet of the Company as of March 31, 2001 reflects the financial position of the Company after giving effect to the disposition of Merisel Canada as discussed in
     Item 2 and assumes the disposition took place on March 31, 2001. The unaudited Pro Forma Condensed Consolidated Statements of Operations for the year ended December 31, 2000 and the three months ended March 31, 2001 assume that the disposition occurred on the first date of the period presented, and are based on the operations of the Company for the year ended December 31, 2000 and the three months ended March 31, 2001.

            The unaudited pro forma condensed consolidated financial statements presented herein are shown for illustrative purposes only and are not necessarily indicative of the future financial position or future results of operations of the Company, or of the financial position or results of operations of the Company that would have actually occurred had the transaction occurred as of the date or as of the first date of the periods presented.

            The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the historical financial statements and related notes of the Company for the year ended December 31, 2000 as filed on Form 10-K and for the three months ended March 31, 2001 as filed on Form 10-Q.

(c)  Exhibits:

         2.1      Stock  Sale  Agreement,  dated  as of July 2,  2001,  by and
                  among  Merisel,  Inc.,  a  Delaware corporation,   Merisel
                  Americas,   Inc.,  a  Delaware   corporation,   and  Synnex
                  Information Technologies, Inc., a California corporation (incorporated by reference to Form 8-K, File No. 0-17156, filed by the Company on July 9, 2001).





                         PRO FORMA FINANCIAL INFORMATION

                        MERISEL, INC. AND SUBSIDIARIES
            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                 MARCH 31, 2001
                                 (In thousands)
                                   (Unaudited)

                                                           Pro Forma Adjustments
                                                  ----------------------------------------
                                    Historical        Merisel
                                      3/31/01          Canada        (a)        Other            Pro Forma
                                  ---------------    ---------------       ---------------       ---------------

Current Assets:
Cash and cash equivalents             $  44,395          $   2,744            $  17,601     (b)     $   59,252
Accounts receivable (net of
   allowances)                           83,522             83,671                1,958     (c)          1,809
Inventories                              45,958             45,958
Prepaid expenses and other
  current assets                          2,824              2,120                                         704
Deferred income taxes                       837                837
                                  ---------------    ---------------       ---------------       ---------------
   Total current assets                 177,536            135,330               19,559                 61,765
Property and Equipment, Net              23,831             15,291                                       8,540
Cost in Excess of Net Assets
  Acquired, Net                           3,454              3,454
Other Assets                                 69                                                             69
                                  ---------------    ---------------       ---------------       ---------------
  Total Assets                       $  204,890         $  154,075            $  19,559             $   70,374
                                  ===============    ===============       ===============       ===============

Current Liabilities:
Accounts payable                         84,356             58,632                                      25,724
Accrued liabilities                      31,656              4,669                1,145     (d)         28,132
Long-term debt and
capitalized lease obligations               852                 57                                         795
                                  ---------------    ---------------       ---------------       ---------------
   Total current liabilities            116,864             63,358                1,145                 54,651
Long-Term Debt                           49,764             49,764
Capitalized Lease Obligations
                                  ---------------    ---------------       ---------------       ---------------
   Total Liabilities                    166,628            113,122                1,145                 54,651

Stockholders' Equity                     38,262             40,953               18,414                 15,723
                                  ---------------    ---------------       ---------------       ---------------
  Total Liabilities and
  Stockholders' Equity               $  204,890         $  154,075            $  19,559             $   70,374
                                  ===============    ===============       ===============       ===============


            See accompanying notes to unaudited pro forma condensed consolidated financial statements.







                         PRO FORMA FINANCIAL INFORMATION

                          MERISEL, INC. AND SUBSIDIARIES
                   UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                             STATEMENT OF OPERATIONS
                    FOR THE THREE MONTHS ENDED MARCH 31, 2001
                      (In thousands, except per share data)

                                                                           Pro Forma Adjustments
                                                                   --------------------------------------
                                                  Historical         Merisel                                    Pro Forma
                                                   3/31/01           Canada         (a)        Other
                                               ----------------    ----------------       ---------------      ----------------

Net sales                                      $     164,683       $     156,522                                $      8,161
Cost of sales                                        155,110             147,579                                       7,531
                                               ----------------    ----------------       ---------------      ----------------
Gross profit                                           9,573               8,943                                         630
Selling, general & administrative expenses            19,933               7,352          $      1,358  (b)           13,939
                                               ----------------    ----------------       ---------------      ----------------
Operating (loss) income                              (10,360)              1,591                (1,358)              (13,309)
Interest expense, net                                    910                 858                                          52
Other expense, net                                       791                 446                                         345
                                               ----------------    ----------------       ---------------      ----------------
(Loss) income from continuing operations
  before income taxes and extraordinary item         (12,061)                287                (1,358)              (13,706)
Income tax provision                                     730                 129                                         601
                                               ----------------    ----------------       ---------------      ----------------
(Loss) income from continuing operations
  before extraordinary item                     $    (12,791)      $         158          $     (1,358)          $   (14,307)
                                               ================    ================       ===============      ================

Net loss per share from continuing
operations                                      $      (1.59)                                                       $  (1.78)
  before extraordinary item
                                               ================    ================       ===============      ================

Weighted Average Number of
  Shares Outstanding                                   8,031                                                           8,031
                                               ================    ================       ===============      ================




            See accompanying notes to unaudited pro forma condensed consolidated financial statements.





                         PRO FORMA FINANCIAL INFORMATION

                         MERISEL, INC. AND SUBSIDIARIES
                   UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                             STATEMENT OF OPERATIONS
                   FOR THE TWEVE MONTHS ENDED DECEMBER 30, 2000
                      (In thousands, except per share data)

                                                                           Pro Forma Adjustments
                                                                   --------------------------------------
                                                  Historical         Merisel                                    Pro Forma
                                                   12/31/00          Canada         (a)        Other
                                               ----------------    ----------------       ---------------      ----------------

Net sales                                      $   2,093,529     $       660,216                              $    1,433,313
Cost of sales                                      2,020,111             623,854                                   1,396,257
                                               ----------------    ----------------       ---------------      ----------------
Gross profit                                          73,418              36,362                                      37,056
Selling, general & administrative expenses           176,752              47,723           $     3,278    (b)        132,307
Restructuring charge                                  17,636               2,589                                      15,047
Impairment charge                                     52,833                                                          52,833
                                               ----------------    ----------------       ---------------      ----------------
Operating loss                                      (173,803)            (13,950)               (3,278)             (163,131)
Interest expense, net                                 10,920                 805                   805    (c)         10,920
Other expense (income), net                            5,382               5,723                                        (341)
                                               ----------------    ----------------       ---------------      ----------------
Loss from continuing operations
  before income taxes and extraordinary item        (190,105)            (20,478)               (4,083)             (173,710)
Income tax provision                                     620                 315                                         305
                                               ----------------    ----------------       ---------------      ----------------
Loss from continuing operations
  before extraordinary item                    $    (190,725)     $      (20,793)         $     (4,083)        $    (174,015)
                                               ================    ================       ===============      ================

Net loss per share from continuing operations
  before extraordinary item                    $      (23.75)                                                  $      (21.67)
                                               ================    ================       ===============      ================

Weighted Average Number of
  Shares Outstanding                                   8,031                                                           8,031
                                               ================    ================       ===============      ================



            See accompanying notes to unaudited pro forma condensed consolidated financial statements.

Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements

1.   General

The foregoing unaudited pro forma condensed consolidated financial statements illustrate the effect of the sale by the Company of Merisel Canada pursuant to a Stock Sale Agreement among the Company, Merisel Americas, Inc., and Synnex Information Technologies, Inc. At March 31, 2001 the purchase price would have been approximately CDN$30.0 million, or US$19.6 million, of which approximately US$2.0 million would be deposited in an escrow account pending completion of the closing balance sheet and resolution of indemnification claims made during the 12 months after closing. Assuming the transaction was completed on March 31, 2001, the Company would have realized a US$29.4 million loss from the sale of Merisel Canada as follows:

                                                                 (in thousands)
Estimated purchase price                                               $17,601
Less: Direct costs associated with transaction                           1,145
                                                                ----------------
Estimated consideration received for sale of Merisel Canada             16,456
Less: Cumulative foreign currency translation impairment                 9,612
Less: Estimated Merisel Canada net assets                               36,261
                                                                ----------------

Estimated loss on sale of Merisel Canada                              $(29,417)
                                                                ================


2.   Adjustments to Pro Forma Balance Sheet

(a) Merisel Canada - Represents the historical unaudited March 31, 2001 balances for Merisel Canada which are eliminated to reflect the sale of Merisel Canada to Synnex.

(b) Cash - Consists of cash proceeds resulting from the sale of Merisel Canada net of cash deposited in escrow by Synnex pending completion of the closing balance sheet and resolution of indemnification claims made during the 12 months after closing.

(c) Accounts Receivable - Consists of cash deposited in escrow by Synnex pending completion of the closing balance sheet and resolution of indemnification claims made during the 12 months after closing.

(d) Accrued Liabilities - Consists of estimated direct costs associated with the sale of Merisel Canada including but not limited to legal, accounting and investment banking fees.

3. Adjustments to Pro Forma Statement of Operations for the Three Months Ended March 31, 2001

(a) Merisel Canada - Represents the historical unaudited balances of Merisel Canada for the three months ended March 31, 2001 which are eliminated to reflect the sale of Merisel Canada to Synnex.

(b) Selling, General and Administrative Expenses - Consists of corporate costs allocated by the Company to Merisel Canada (corporate overhead, administrative expenses, etc.) that would not have been eliminated due to the sale of Merisel Canada.

4. Adjustments to Pro Forma Statement of Operations for the Year Ended December 31, 2000

(a) Merisel Canada - Represents the historical unaudited balances for Merisel Canada for the year ended December 31, 2000 which are eliminated to reflect the sale of Merisel Canada to Synnex.

(b) Selling, General and Administrative Expense - Consists of corporate costs allocated by the Company to Merisel Canada (corporate overhead, administrative expenses, etc.) that would not have been eliminated due to the sale of Merisel Canada.

(c) Interest Expense - Consists of interest expense allocated by the Company to Merisel Canada (related to the Company's 12-1/2%. Senior Notes) that would not have been eliminated due to the sale of Merisel Canada.

                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                            MERISEL, INC.



                            By:      /s/Timothy N. Jenson
                                     ---------------------------------------
                                      TIMOTHY N. JENSON
                                      Chief Executive Officer and President

Date:    August 8, 2001

                                  EXHIBIT INDEX

Exhibit
Designation                Nature of Exhibit


         2.1 Stock Sale Agreement, dated as of July 2, 2001, by and among Merisel, Inc., a Delaware corporation, Merisel Americas, Inc., a Delaware corporation, and Synnex Information Technologies, Inc., a California corporation (incorporated by reference to Form 8-K, File No. 0-17156, filed by Merisel on July 6, 2001).